SECURITIES PURCHASE AGREEMENT

                          DATED AS OF DECEMBER 15, 2000

                                 BY AND BETWEEN

                                  DORAL 18, LLC

                                       AND

                           ALTAIR INTERNATIONAL, INC.

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


                                TABLE OF CONTENTS
                                -----------------

Article I        Purchase and Sale of Note and Warrant............................................................1

SECTION 1.1      PURCHASE OF NOTE AND WARRANT.....................................................................1
SECTION 1.2      CLOSING DATE.....................................................................................2
SECTION 1.3      FORM OF PAYMENT..................................................................................2

Article II       BUYER'S REPRESENTATIONS AND WARRANTIES...........................................................2

SECTION 2.1      INVESTMENT PURPOSE...............................................................................2
SECTION 2.2      ACCREDITED INVESTOR STATUS.......................................................................2
SECTION 2.3      RELIANCE ON EXEMPTIONS...........................................................................2
SECTION 2.4      INFORMATION......................................................................................3
SECTION 2.5      NO GOVERNMENTAL REVIEW...........................................................................3
SECTION 2.6      TRANSFER OR RESALE...............................................................................3
SECTION 2.7      LEGENDS..........................................................................................3
SECTION 2.8      VALIDITY; ENFORCEMENT............................................................................4
SECTION 2.9      TRADING RESTRICTIONS.............................................................................4
SECTION 2.10       RESIDENCY......................................................................................4

Article III      REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................................5

SECTION 3.1      ORGANIZATION AND QUALIFICATION...................................................................5
SECTION 3.2      AUTHORIZATION; ENFORCEMENT; VALIDITY.............................................................5
SECTION 3.3      CAPITALIZATION...................................................................................5
SECTION 3.4      ISSUANCE OF SECURITIES...........................................................................6
SECTION 3.5      NO CONFLICTS.....................................................................................6
SECTION 3.6      FINANCIAL STATEMENTS/FINANCIAL CONDITION.........................................................7
SECTION 3.7      ABSENCE OF CERTAIN CHANGES.......................................................................8
SECTION 3.8      ABSENCE OF LITIGATION............................................................................8
SECTION 3.9      ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES..........................................8
SECTION 3.10     NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES................................8
SECTION 3.11     NO GENERAL SOLICITATION..........................................................................9
SECTION 3.12     NO INTEGRATED OFFERING...........................................................................9
SECTION 3.13     DILUTIVE EFFECT..................................................................................9
SECTION 3.14     EMPLOYEE RELATIONS...............................................................................9
SECTION 3.15     INTELLECTUAL PROPERTY RIGHTS....................................................................10
SECTION 3.16     ENVIRONMENTAL LAWS..............................................................................10
SECTION 3.17     TITLE; LIENS....................................................................................10
SECTION 3.18     INSURANCE.......................................................................................11
SECTION 3.19     REGULATORY PERMITS..............................................................................11
SECTION 3.20     INTERNAL ACCOUNTING CONTROLS....................................................................11
SECTION 3.21     NO MATERIALLY ADVERSE CONTRACTS, ETC............................................................11
SECTION 3.22     TAX STATUS......................................................................................12
SECTION 3.23     TRANSACTIONS WITH AFFILIATES....................................................................12

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

SECTION 3.24     APPLICATION OF TAKEOVER PROTECTIONS.............................................................12
SECTION 3.25     RIGHTS AGREEMENT................................................................................12
SECTION 3.26     ELIGIBILITY TO REGISTER ON FORM S-3.............................................................12
SECTION 3.27     FOREIGN CORRUPT PRACTICES.......................................................................13
SECTION 3.28     SURVIVAL OR REPRESENTATIONS AND WARRANTIES......................................................13

Article IV COVENANTS  13

SECTION 4.1      BEST EFFORTS....................................................................................13
SECTION 4.2      FORM D AND BLUE SKY.............................................................................13
SECTION 4.3      REGISTRATION STATEMENT..........................................................................13
SECTION 4.4      REPORTING STATUS................................................................................14
SECTION 4.5      USE OF PROCEEDS.................................................................................14
SECTION 4.6      FINANCIAL INFORMATION...........................................................................14
SECTION 4.7      RESERVATION OF SHARES...........................................................................14
SECTION 4.8      ADDITIONAL FINANCING; RIGHT OF FIRST REFUSAL....................................................14
SECTION 4.9      LISTING.........................................................................................15
SECTION 4.10     EXPENSES........................................................................................15
SECTION 4.11     TRANSACTIONS WITH AFFILIATES....................................................................15
SECTION 4.12     LIMITATION ON FILING REGISTRATION STATEMENTS....................................................16
SECTION 4.13     LETTERS OF CREDIT...............................................................................16
SECTION 4.14     SECTION 4.14 LIMITATION ON NUMBER OF EXCHANGE AND WARRANT SHARES................................17

Article V        TRANSFER AGENT INSTRUCTIONS.....................................................................17


Article VI       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL..................................................18

SECTION 6.1      DELIVERY OF DOCUMENTS...........................................................................18
SECTION 6.2      PURCHASE PRICE..................................................................................18
SECTION 6.3      REPRESENTATIONS AND WARRANTIES..................................................................18
SECTION 6.4      AGREEMENT TO ASSIGN SECURITIES..................................................................19

Article VII      CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE....................................................19

SECTION 7.1      DELIVERY OF DOCUMENTS...........................................................................19
SECTION 7.2      TRADING OF COMMON STOCK.........................................................................19
SECTION 7.3      REPRESENTATIONS AND WARRANTIES..................................................................19
SECTION 7.4      OPINION.........................................................................................20
SECTION 7.5      NOTE/WARRANT....................................................................................20
SECTION 7.6      BOARD APPROVAL..................................................................................20
SECTION 7.7      RESERVATION OF SHARES...........................................................................20
SECTION 7.8      TRANSFER AGENT..................................................................................20
SECTION 7.9      GOOD STANDING...................................................................................20
SECTION 7.10     OFFICER'S CERTIFICATE...........................................................................20
SECTION 7.11     SECURITIES LAWS.................................................................................20
SECTION 7.12     COMPANY CALL OPTION ISSUED BY BUYER TO COMPANY..................................................20
SECTION 7.13     BUYER'S EXERCISE AND COMPANY'S CANCELLATION OF REPRICING RIGHTS.................................21


SECTION 7.14     COMPANY OBLIGATION TO AMEND S-3.................................................................21
SECTION 7.15     OTHER...........................................................................................21

Article VIII     INDEMNIFICATION.................................................................................21


Article IX       GOVERNING LAW; MISCELLANEOUS....................................................................24

SECTION 9.1      GOVERNING LAW; JURISDICTION; JURY TRIAL.........................................................24
SECTION 9.2      COUNTERPARTS....................................................................................24
SECTION 9.3      HEADINGS........................................................................................24
SECTION 9.4      SEVERABILITY....................................................................................24
SECTION 9.5      ENTIRE AGREEMENT; AMENDMENTS....................................................................25
SECTION 9.6      NOTICES.........................................................................................25
SECTION 9.7      SUCCESSORS AND ASSIGNS..........................................................................26
SECTION 9.8      NO THIRD PARTY BENEFICIARIES....................................................................26
SECTION 9.9      SURVIVAL........................................................................................27
SECTION 9.10       PUBLICITY.....................................................................................27
SECTION 9.11       FURTHER ASSURANCES............................................................................27
SECTION 9.12       TERMINATION...................................................................................27
SECTION 9.13       KNOWLEDGE.....................................................................................27
SECTION 9.14       NO STRICT CONSTRUCTION........................................................................28
SECTION 9.15       REMEDIES......................................................................................28
SECTION 9.16       PAYMENT SET ASIDE.............................................................................28

EXHIBIT E             34




                                    SCHEDULES

SCHEDULE 3.1                Subsidiaries
SCHEDULE 3.3                Capitalization
SCHEDULE 3.3(i)             Preemptive Rights
SCHEDULE 3.3(ii)            Debt Securities

SCHEDULE 3.3(iii)          Convertible  Securities  and Warrants  Outstanding
SCHEDULE 3.3(iv)                     Registration  Rights
SCHEDULE 3.3(v)             Securities  Subject to Redemption
SCHEDULE 3.3(vi)            Anti-Dilution Triggered
SCHEDULE 3.3(vii)           AR and Phantom Stock Rights
SCHEDULE 3.5                Conflicts
SCHEDULE 3.7                Material  Changes
SCHEDULE 3.8                Litigation
SCHEDULE 3.15               Intellectual  Property
SCHEDULE 3.17               Title;  Liens
SCHEDULE 3.23               Transactions with Affiliates
SCHEDULE 4.8                Additional  Financing; Right of First Refusal
SCHEDULE 4.11               Transactions With Affiliates

                                    EXHIBITS

EXHIBIT A         Form of Note
EXHIBIT B         Form of Warrant

EXHIBIT C         Form of Registration Rights Agreement
EXHIBIT D         Form of Letter of Credit
EXHIBIT E         Form of Officer's Certificate
EXHIBIT F         Form of Company Counsel Opinion
EXHIBIT G         Form of Irrevocable Transfer Agent Instructions


                            GLOSSARY OF DEFINED TERMS
                            -------------------------

1933 Act..........................................................................................................1
Affiliate........................................................................................................16
Agreement.........................................................................................................1
Business Day......................................................................................................2
Buyer Indemnified Parties........................................................................................20
Buyer Losses.....................................................................................................20
By-laws...........................................................................................................6
Certificate of Incorporation......................................................................................6
Closing...........................................................................................................1
Closing Date......................................................................................................2
Common Stock......................................................................................................1
Company Indemnified Parties......................................................................................20
Company Losses...................................................................................................21
Control..........................................................................................................16
Exchange Shares...................................................................................................1
Environmental Laws...............................................................................................10
Financial Statements..............................................................................................7
GAAP..............................................................................................................7
Indemnified Parties..............................................................................................20
Indemnifying Party...............................................................................................21
Irrevocable Transfer Agent Instructions..........................................................................17
knowledge........................................................................................................26
Losses...........................................................................................................21
Material Adverse Effect...........................................................................................5
Note..............................................................................................................1
Principal Market.................................................................................................15
Purchase Price....................................................................................................2
Registration Period..............................................................................................14
Registration Rights Agreement.....................................................................................1
Regulation D......................................................................................................1
Related Party....................................................................................................15
Rule 144..........................................................................................................3
SEC...............................................................................................................1
Securities........................................................................................................2
Subsidiaries......................................................................................................5
Transaction Documents.............................................................................................5
Warrant...........................................................................................................1
Warrant Shares....................................................................................................1

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 15, 2000, by and between DORAL 18, LLC, a Cayman Islands limited liability company (the "Buyer") and ALTAIR INTERNATIONAL, INC., an Ontario corporation (the "Company").

                                    RECITALS

         WHEREAS, the Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended and the rules and regulations of the SEC promulgated thereunder (the "1933 Act");

         WHEREAS, the Company has authorized the issuance of a $7,000,000 10% Asset-Backed Exchangeable Term Note, which shall be exchangeable into common shares of the Company, no par value per share (the "Common Stock") (as exchanged, the "Exchange Shares"), in accordance with the terms of the Exchangeable Term Note, substantially in the form attached hereto as EXHIBIT A (the "Note");

         WHEREAS, the Company has authorized the issuance of a stock purchase warrant, in substantially the form attached hereto as EXHIBIT B (the "Warrant"), to purchase an aggregate of 350,000 shares of Common Stock at certain exercise prices as described therein (as exercised, collectively, the "Warrant Shares"); and

         WHEREAS, the Buyer wishes to write, and the Company wishes to purchase a Call Option to purchase 247,000 common shares from the Buyer;

         WHEREAS, Buyer desires to purchase, and the Company desires to issue and deliver to Buyer, the Note and the Warrant, all upon the terms and conditions stated in this Agreement;

         WHEREAS, upon the closing of the transactions contemplated by this Agreement, the parties hereto will execute and deliver a Registration Rights
Agreement, in substantially the form attached hereto as EXHIBIT C (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and applicable state securities laws.

         NOW THEREFORE, in consideration of the mutual covenants of the parties set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Buyer hereby agree as follows:

                                    Article I

                      Purchase and Sale of Note and Warrant

SECTION 1.1       PURCHASE OF NOTE AND WARRANT.

         Subject to the  satisfaction (or waiver) of the conditions set forth in
Article 6 and Article 7 below, the Company shall issue and sell to Buyer, and Buyer agrees to purchase from the Company, the Note and the Warrant at the Closing (the "Closing"). The aggregate purchase price (the "Purchase Price") for the Note and the Warrant at the Closing shall be $7,000,000 payable in the manner agreed upon by the parties.

SECTION 1.2       CLOSING DATE.

         The date and time of the Closing (the "Closing Date") shall occur, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Article 6 and Article 7 hereof, on December 15, 2000 or such other date as is mutually agreed to by the Company and the Buyer.

SECTION 1.3       FORM OF PAYMENT.

         On the Closing Date, Buyer shall pay the Purchase Price to the Company for the Note and the Warrant and the Company shall deliver to Buyer, the Note and the Warrant hereunder, duly executed on behalf of the Company and registered in the name of Buyer or its designee. "Business Day" shall mean any day other than a Saturday or Sunday or a day on which commercial banks in the City of Chicago, Illinois are authorized or required by law or executive order to remain closed.

                                   Article II

                     BUYER'S REPRESENTATIONS AND WARRANTIES

         Buyer hereby represents and warrants to the Company that:

SECTION 2.1       INVESTMENT PURPOSE.

         Buyer (i) is acquiring the Note and the Warrant, (ii) upon exchange of the Note, will acquire the Exchange Shares then issuable, and (iii) upon exercise of the Warrant, will acquire the Warrant Shares issuable upon exercise thereof (the Note, the Exchange Shares, the Warrant and the Warrant Shares collectively are referred to herein as the "Securities"), as principal, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

SECTION 2.2       ACCREDITED INVESTOR STATUS.

         Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

SECTION 2.3       RELIANCE ON EXEMPTIONS.

         Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire such Securities.

SECTION 2.4       INFORMATION.

         Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties as set forth herein. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

SECTION 2.5       NO GOVERNMENTAL REVIEW.

         Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

SECTION 2.6       TRANSFER OR RESALE.

         Buyer  understands that except as provided in the  Registration  Rights
Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Company with an assurance (which assurance shall be acceptable to the Company in its reasonable discretion) that such Securities could then be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

SECTION 2.7       LEGENDS.

         Buyer understands that, in addition to other legends as may be required by applicable securities laws of the Province of Ontario, the certificates or other instruments representing the Note and the Warrant and, until such time as the sale of the Exchange Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Exchange Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE
               REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144.

SECTION 2.8       VALIDITY; ENFORCEMENT.

         This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

SECTION 2.9       TRADING RESTRICTIONS

         During the period thirty days prior to the Closing, neither the Buyer nor any of its affiliates has, directly or indirectly, entered into any short position or similar hedge of the Common Stock and have not used shares of the Common Stock to cover any short position or hedge.

SECTION 2.10      RESIDENCY.

         Buyer is a resident of and subject to the securities laws of Cayman Islands. Buyer is not, and at no time prior to the date of this Agreement has Buyer ever been, a resident of the United States of America or Canada.

                                  Article III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Buyer that:

SECTION 3.1       ORGANIZATION AND QUALIFICATION.

         The Company and each of its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results or operations, financial condition or prospects of the Company and any of its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on SCHEDULE 3.1.

SECTION 3.2       AUTHORIZATION; ENFORCEMENT; VALIDITY.

         (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Note, the Warrant, the Registration Rights Agreement, its obligations pursuant to the Irrevocable Transfer Agent Instructions (as defined in Article 5), and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof; (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation the issuance of the Note and the Warrant, and the reservation for issuance and the issuance of the Exchange Shares and the Warrant Shares issuable upon exchange or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders; (iii) the Transaction Documents have been duly executed and delivered by the Company; and (iv) the Transaction Documents constitute the valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

SECTION 3.3       CAPITALIZATION.

         As of the date hereof, the authorized capital stock of the Company consists of an unlimited number of shares of Common Stock, of which as of the date hereof, 19,242,810 shares are issued and outstanding, and 3,053,700 shares are reserved for issuance pursuant to the Company's stock option and purchase plans. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed on
SCHEDULE 3.3, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement),
(v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, and
(vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and the terms of all securities exchangeable into or exercisable for Common Stock and the rights of the holders thereof in respect thereto.

SECTION 3.4       ISSUANCE OF SECURITIES.

         Upon issuance, the Note and the Warrant will be, and upon exchange or exercise in accordance with the Note or the Warrant, as the case may be, the Exchange Shares and the Warrant Shares will be, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. At least 5,000,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in SECTION 4.7 below) have been duly authorized and reserved for issuance upon exchange of the Note and upon exercise of the Warrant. Provided that the representations and warranties of the Buyer set forth in Article 2 are true and correct when made and as of the Closing, issuance by the Company of the Securities will be and is exempt from registration under the provisions of Rule 506 as promulgated under the 1933 Act.

SECTION 3.5       NO CONFLICTS.

         Except as disclosed on SCHEDULE 3.5, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Exchange Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed on SCHEDULE 3.5, neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or organizational charter. Except as disclosed on SCHEDULE 3.5, neither the Company nor any of its Subsidiaries is in violation of any material term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to Company or its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity except where such violation would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act or applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or any other of the Transaction Documents, in each case in accordance with the terms hereof or thereof. Except as disclosed on SCHEDULE 3.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

SECTION 3.6       FINANCIAL STATEMENTS/FINANCIAL CONDITION.

         The Company's balance sheet and statements of income and cash flows for the fiscal years ended December 31, 1999 and 1998, and the Company's balance sheet as of December 31, 1999 and the related statement of income for the period then ended (all such financial statements being hereinafter referred to as the "Financial Statements") each of which has been previously delivered to the Buyer, have been prepared in accordance with Canadian generally accepted accounting principles, consistently applied ("GAAP"), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes, may be condensed or summary statements or may be subject to normal year-end adjustments or accruals consistent with past practice) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments or accruals consistent with past practice). No other information provided by or on behalf of the Company to the Buyer which is not included in the Financial Statements, including, without limitation, information referred to in SECTION 2.4 of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

         The Company further represents and warrants that, upon the satisfaction of the transactions contemplated herein, it will be able to pay its liabilities as they become due and that the realizable value of the Company's assets thereafter will not be less than the aggregate of (i) its liabilities and (ii) its stated capital of all classes or the amount that would be required to be paid to the holders of shares of its capital stock who have a right to be paid prior to the Buyer upon a liquidation or redemption, whichever is greater.

SECTION 3.7       ABSENCE OF CERTAIN CHANGES.

         Except as disclosed on SCHEDULE 3.7, since December 31, 1999 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries. Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

SECTION 3.8       ABSENCE OF LITIGATION.

         There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as set forth in
SCHEDULE 3.8.

SECTION 3.9       ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES.

         The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to Buyer's purchase of the Securities. The Company further represents to Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

SECTION 3.10      NO   UNDISCLOSED   EVENTS,   LIABILITIES,    DEVELOPMENTS   OR
                  CIRCUMSTANCES.

         To the knowledge of the Company, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

SECTION 3.11      NO GENERAL SOLICITATION.

         Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

SECTION 3.12      NO INTEGRATED OFFERING.

         Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings that would require such registration.

SECTION 3.13      DILUTIVE EFFECT.

         The Company understands and acknowledges that the number of Exchange Shares issuable upon exchange of the Note or Warrant Shares issuable upon exercise of the Warrant will increase in certain circumstances. The Company further acknowledges that its obligation to issue Exchange Shares upon exchange of the Note in accordance with this Agreement and the Note and its obligation to issue the Warrant Shares upon exercise of the Warrant in accordance with this Agreement and the Warrant, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

SECTION 3.14      EMPLOYEE RELATIONS.

         Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer, to the best knowledge of the Company and its Subsidiaries, is in material violation of any term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer will not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

SECTION 3.15      INTELLECTUAL PROPERTY RIGHTS.

         The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service names, service marks, service mark registrations, service names, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted except as set forth on SCHEDULE 3.15. Except as set forth on SCHEDULE 3.15, none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on SCHEDULE 3.15, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

SECTION 3.16      ENVIRONMENTAL LAWS.

         The Company and its Subsidiaries (i) are in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect. Except as set forth in Schedule 3.16, the Company has not received any notice of non-compliance with any Environmental Law which, if violated would have a Material Adverse Effect.

SECTION 3.17      TITLE; LIENS.

         The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3.17 or such as do not have a Material Adverse Effect on the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. The Company and its Subsidiaries do not own any real property. Any real property and facilities held under lease by the Company and any of its Subsidiaries are, to the knowledge of the Company, held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries. Furthermore, the Company represents and warrants that the personal property which was acquired by the Company pursuant to that Asset Purchase And Sale Agreement by and between the Company and BHP Minerals International, Inc. dated as of November 16, 1999 was transferred to Altair Technologies, Inc. and that none of such personal property is held by any other Subsidiary.

SECTION 3.18      INSURANCE.

         The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

SECTION 3.19      REGULATORY PERMITS.

         The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the failure to obtain, or the revocation or modification of any such certificate, authorization or permit.

SECTION 3.20      INTERNAL ACCOUNTING CONTROLS.

         The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

SECTION 3.21      NO MATERIALLY ADVERSE CONTRACTS, ETC.

         Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

SECTION 3.22      TAX STATUS.

         The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books reserves reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books reserves reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

SECTION 3.23      TRANSACTIONS WITH AFFILIATES.

         Except as set forth on SCHEDULE 3.23 and other than the grant of stock options disclosed on SCHEDULE 3.3, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for the rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

SECTION 3.24      APPLICATION OF TAKEOVER PROTECTIONS.

         The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of the Company's incorporation and such other state, to the extent allowed under such state law, if any, where the Company conducts its principal operation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and Buyer's ownership of the Securities.

SECTION 3.25      RIGHTS AGREEMENT.

         Except as set forth in Schedule 3.25, the Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

SECTION 3.26      ELIGIBILITY TO REGISTER ON FORM S-3

         The Company is eligible to use Form S-3, developed by the Securities and Exchange Commission pursuant to the 1933 Act for the purpose of registering the Exchange Shares and the Warrant Shares under the 1933 Act.

SECTION 3.27      FOREIGN CORRUPT PRACTICES.

         Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

SECTION 3.28      SURVIVAL OR REPRESENTATIONS AND WARRANTIES.

         All representations and warranties of the Company contained in this Agreement shall survive the execution hereof and the closing of the transactions described herein or related hereto.

                                   Article IV

                                    COVENANTS

SECTION 4.1       BEST EFFORTS.

         Each party to this Agreement shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Article 6 and Article 7 of this Agreement.

SECTION 4.2       FORM D AND BLUE SKY.

         The Company agrees to timely file a Form D with respect to the sale of the Securities under this Agreement as required under Regulation D and to provide a copy thereof to Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date. The Company shall make all filings and reports relating the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date. The Buyer covenants and agrees that it shall promptly provide to the Company all information reasonably requested by the Company in connection with its efforts to comply with the provisions of this Section 4.2.

SECTION 4.3       REGISTRATION STATEMENT.

         As soon as practicable but in no event later than thirty seven (37) days after the Closing Date, the Company shall prepare, deliver to the Buyer, and file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 covering the resale of the Exchange Shares and the Warrant Shares.

SECTION 4.4       REPORTING STATUS.

         Until the earlier of (i) the date which is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Exchange Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Exchange Shares and the Warrant Shares and (B) no amounts under the Note are due and owing and no Warrants are outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act would otherwise permit such termination.

SECTION 4.5       USE OF PROCEEDS.

         The Company will use the proceeds from the sale of the Note and the related Warrant for redemption of the Andersen, LLC equity financing facility, and general working capital purposes.

SECTION 4.6       FINANCIAL INFORMATION.

         The Company agrees to send the following to each Buyer (and their permitted transferees, if any) during the Registration Period: (i) within two
(2) days after the filing thereof with the SEC, a notice of filing its Annual Report on Form 10-K (or other required form), its Quarterly Reports on Form 10-Q (or other required form), any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act; provided, that if any such report is not filed with the SEC through EDGAR then the Company shall deliver a copy of such report to Buyer by facsimile within two days after such report is filed with the SEC; and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

SECTION 4.7       RESERVATION OF SHARES.

         At the Closing, the Company shall take all action necessary to have authorized, and reserved for the purpose of issuance, no less than 200% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exchange of the Note and 100% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of the entire Warrant. Following the Closing Date, the Company shall take all actions necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 130% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exchange of the Note and 100% of the shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of the entire Warrant.

SECTION 4.8       ADDITIONAL FINANCING; RIGHT OF FIRST REFUSAL.

         (a) During the term of the Note, the Company shall be prohibited from issuing any variable priced debt or equity securities of any type;

         (b) While there is a principal amount outstanding on the Note, the Company shall not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any debt other than the Note, which is secured by the assets identified on Schedule 4.8.

SECTION 4.9       LISTING.

         The Company shall use its best efforts to promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) on the NASDAQ National Market System, or other comparable national exchange or trading market (the "Principal Market") (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. Upon Buyer's request, not later than March 1 of the applicable year at the next annual meeting of the Company's Stockholders, the Company shall solicit stockholder approval of the Company's issuance of all of the Securities described in this Agreement, if such approval will facilitate prompt listing of the Registrable Securities on the Principal Market. Upon such listing on the Principal Market neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Business Day, provide to Buyer copies of any notices it receives from the Principal Market regarding any continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this SECTION 4.9.

SECTION 4.10      EXPENSES.

         At the Closing,  the Company shall pay to JE Matthew a transaction  fee
of  One  Hundred  and  Fifteen  Thousand   Dollars   ($115,000)  which  includes
reimbursement of a portion of the fees incurred by Buyer's counsel.

SECTION 4.11      TRANSACTIONS WITH AFFILIATES.

         So long as any amounts under the Note are outstanding (but no later than such time as all amounts have become exchangeable), the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiaries' officers, directors, persons who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms; (b) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party; (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company; (d) existing agreements identified on

SCHEDULE 4.11 or (e) transactions involving payments or amounts individually not in excess of $100,000 or in the aggregate in excess of $500,000 in any one-year period. For purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" or "affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or
(iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity. In addition, (A), until such time as the conditions for the reduction of the amount of the Letter of Credit to 50% of the principal amount of the Note described in
Section 4.13 are satisfied, the Company shall not sell, transfer, convey, assign pledge or otherwise divest or encumber its interests in the stock of the Subsidiaries, or any part thereof, to any other person other than the Buyer, and
(B) until such times as all amounts under the Note have been paid, the Company shall not sell, transfer, convey, assign, pledge or otherwise divest or encumber its interest in the stock of Altair Technologies, Inc., or any part thereof, to any person other than the Buyer or any Subsidiary. Furthermore, the Company shall not guarantee or otherwise become liable, in any way, with respect to the obligations, indebtedness or liabilities of any Subsidiary and shall cause the records, books of account, bank accounts and assets of each Subsidiary to remain separate and apart from those of the Company or any of the other Subsidiaries.

SECTION 4.12      LIMITATION ON FILING REGISTRATION STATEMENTS.

         Except in connection with existing registration obligations set forth on SCHEDULE 3.3(iv), registration obligations set forth herein or in the Registration Rights Agreement, the Company shall not file a registration statement (other than the Registration Statement (as defined in the Registration Rights Agreement) or a registration statement on Form S-4 or Form S-8) covering the sale or resale of shares of Common Stock with the SEC during the term of the Note.

         Notwithstanding the above, the Company will be permitted to register for resale or otherwise, the shares listed in SCHEDULE 3.3(iv) [which shall include up to 500,000 shares and 250,000 warrants, not to be sold for less than the Fixed Exchange Price described in the Note].

SECTION 4.13      LETTERS OF CREDIT.

         The Company covenants and agrees that so long as any amounts are outstanding under the Note, it will procure an irrevocable Letter of Credit in an amount equal to $4,000,000 and maintain an irrevocable Letter of Credit in an amount equal to the lesser of $4,000,000 or 57% of the outstanding principal balance of the Note, as calculated from time to time, for the benefit of Buyer, and which Letter of Credit has been issued by a bank satisfactory to Buyer in its sole discretion and in the form attached hereto as EXHIBIT D. The Letter of Credit shall be maintained thereafter in an amount equal to 57.15% of the principal balance of the Note. Notwithstanding the foregoing, (i) provided that the Company has fulfilled its obligations as set forth in Section 7.14 hereof and (ii) upon the effectiveness of the Registration Statement described in
Section 4.3 hereof, at such time thereafter that the per share closing price of the Common Stock on its principal exchange equals or exceeds $2.25 for five consecutive days, the Letter of Credit amount described in the immediately preceding sentence shall be reduced to 50% of the principal balance of the Note. Furthermore, as the principal balance of the Note is reduced from time to time, the Letter of Credit amount described in this Section 4.13 shall be reduced accordingly to an amount equal to 50% of the then applicable principal balance of the Note. The Company further covenants and agrees that upon any Event of Default (as defined in the Note) under the Note, Buyer shall be permitted to pursue any and all remedies available to Buyer as the beneficiary of such Letter of Credit, without regard to amounts and penalties which may otherwise be due and owing to Buyer under the terms of such Note, or any other remedies available to Buyer as a result of such Event of Default, whether pursuant to such Note, this Agreement or otherwise. In the event of a Prepayment under the Note, the Company shall be entitled to apply the balance under the Letter of Credit.

SECTION 4.14      SECTION  4.14  LIMITATION  ON NUMBER OF  EXCHANGE  AND WARRANT
                  SHARES.

         When required under the listing requirements of the Principal Market, the Company shall not be obligated to issue more than 19.9% of its total outstanding shares of Common Stock upon exercise of this Warrant, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the Principal Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount. The Company shall seek approval of its stockholder for the issuance of 20% or more of its Common Stock upon the earlier to occur of (i) the actual issuance of 3,000,000 Exchange Shares or (ii) the falling below $1.00 of the per-share closing bid price of the Common Stock for five consecutive trading days. In the event the Company is prohibited from issuing Exchange Shares and/or Warrant Shares as a result of the operation of this SECTION 4.14, with respect to the Note, the Company shall be subject to the restrictions described therein, and upon exercise of the Warrants, the Company shall redeem for cash those Warrant Shares which can not be issued, at a price equal to the difference between the last reported sale price (as reported by Bloomberg) and the Exercise Price of such Warrant Shares as of the date of the attempted exercise.

                                    Article V

                           TRANSFER AGENT INSTRUCTIONS

         The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of Buyer or its respective nominee(s), for the Exchange Shares and the Warrant Shares in such amounts as specified from time to time by the Buyer to the Company upon exchange of amounts outstanding under the Note or exercise of the Warrant (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Exchange Shares and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in SECTION 2.7 of this Agreement. Upon such registration of the Common Shares and the Warrant Shares under the 1933 Act, the Company shall promptly notify the transfer agent that any Common Shares and Warrant Shares issued pursuant to the Note or the Warrant and resold pursuant to the Registration Statement after the effective date of such Registration Statement shall be issued without such restrictive legend. The

Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Article 5, and stop transfer instructions to give effect to SECTION 2.6 hereof (in the case of the Exchange Shares and the Warrant Shares, prior to registration of the Exchange Shares and the Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Article 5 shall affect in any way the Buyer's obligations and agreements set forth in SECTION 2.7 to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Exchange Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article 5, that the Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   Article VI

                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         The obligation of the Company hereunder to issue and sell the Note and the Warrant to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof:

SECTION 6.1       DELIVERY OF DOCUMENTS.

         The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

SECTION 6.2       PURCHASE PRICE.

         The Buyer shall have delivered to the Company the Purchase Price for the Note and the Warrant being purchased by the Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

SECTION 6.3       REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer on or prior to the Closing Date.

SECTION 6.4       AGREEMENT TO ASSIGN SECURITIES.

         Buyer and the Company shall have entered into an assignment agreement, a form of which is attached hereto as Exhibit E, with Anderson, LLC ("Anderson") regarding the assignment to Buyer of Anderson's repricing rights with respect to 500,521 Initial Shares (as defined therein) under Section 2.6 of, and other rights under, that certain Common Stock Purchase Agreement dated as of March 31, 2000, a copy of which has been filed with the Securities and Exchange Commission as an Exhibit 4.1. to the Company's Form 8-K dated April 7, 2000, as modified by the Modification Agreements dated June 26, 2000 and November 22, 2000 (the "Anderson Agreement") , which rights Buyer shall acquire for the amount and on the terms specified in such assignment simultaneously with the Closing contemplated by this Agreement.

                                   Article VII

                  CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE

         The obligation of the Buyer hereunder to purchase the Note and the Warrant at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

SECTION 7.1       DELIVERY OF DOCUMENTS.

         The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer.

SECTION 7.2       TRADING OF COMMON STOCK.

         The Common Stock shall be quoted on the NASDAQ National Market System

SECTION 7.3       REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company on or prior to the Closing Date. The Buyer shall have received a certificate, executed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in SECTION 3.3 above, in the form attached hereto as EXHIBIT F.

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

SECTION 7.4       OPINION.

         The Buyer shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the form of EXHIBIT G attached hereto.

SECTION 7.5       NOTE/WARRANT.

         The Company shall have executed and delivered to the Buyer the Note and the Warrant being purchased by the Buyer at the Closing.

SECTION 7.6       BOARD APPROVAL.

         The Board of Directors of the Company shall have adopted resolutions consistent with SECTION 3.2 above and in a form reasonably acceptable to the Buyer.

SECTION 7.7       RESERVATION OF SHARES.

         As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exchange of the Note and the exercise of the Warrant, at least 5,000,000 shares of Common Stock.

SECTION 7.8       TRANSFER AGENT.

         The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT H attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

SECTION 7.9       GOOD STANDING.

         The Company shall have delivered to the Buyer a certified copy of the Certificate of Incorporation and a certificate of good standing of the Company and each Subsidiary, in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

SECTION 7.10      OFFICER'S CERTIFICATE.

         The  Company   shall  have   delivered  to  the  Buyer  a   secretary's
certificate,  dated as the Closing Date, as to (i) the resolutions  described in
SECTION 7.6, and (ii) the Bylaws, each as in effect at the Closing.

SECTION 7.11      SECURITIES LAWS.

         The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

SECTION 7.12      COMPANY CALL OPTION ISSUED BY BUYER TO COMPANY

         At Closing,  the Company  shall have,  until the earlier of  thirty-six
(36) months from the date hereof or repayment in full of the Note, the right to acquire up to 247,678 of the Company's shares held by the Buyer. The exercise price for the option shall be One Dollar ($1.00). Notwithstanding the foregoing, if the Buyer elects to exercise its rights under Section 2(b) of the Note, the number of shares subject to the call option shall be reduced in accordance with
Section 2(e)(vii) by the number of shares calculated pursuant to the Exchange Rate formula as set forth in Section 2(c) of the Note.

SECTION 7.13      BUYER'S  EXERCISE  AND  COMPANY'S  CANCELLATION  OF  REPRICING
                  RIGHTS

At closing, upon issuance of the Note and Warrant, immediately and automatically, without any further action on the party of Buyer or the Company,
(a) Buyer shall be deemed to have exercised a sufficient number of repricing rights under Section 2.6 of the Anderson Agreement in order for Buyer to receive 247,678 shares of Common Stock, and (b) immediately following such exercise, Buyer shall be deemed to have cancelled and terminated the Anderson Agreement, including all remaining repricing rights under Section 2 threreof.

SECTION 7.14      COMPANY OBLIGATION TO AMEND S-3

         Within five (5) business days after the closing the Company shall file, pursuant to Rule 424 promulgated pursuant to the Securities Act of 1933, a supplement to its existing registration statement on Form S-3 to reflect the Buyer as a selling shareholder in place of Anderson with respect to 247,678 shares of the Company's Common Stock. In the event that the Company's existing registration statement cannot be updated pursuant to Rule 424, then the Company agrees to promptly file an amendment to its existing registration statement to reflect the Buyer as a selling shareholder and to use commercially reasonable efforts to have that amendment declared effective.

SECTION 7.15      OTHER.

         The Company shall have delivered to the Buyer such other documents relating to the transactions contemplated by this Agreement as the Buyer or its counsel may reasonably request.

                                  Article VIII

                                 INDEMNIFICATION

         (a) In consideration of the Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, and in addition to any other rights the Buyer may have at law or in equity, the Company shall defend, protect, indemnify and hold harmless the Buyer each subsequent holder of the Securities, and their respective affiliates, stockholders, officers, directors, employees, direct or indirect investors and any of the foregoing persons' agents, representatives, successors and permitted assigns (including, without limitation, those retained in connection with the transactions contemplated by this Agreement (collectively, the "Buyer Indemnified Parties") from and against any and all actions, causes of action, suits, claims, losses (including, without limitation, diminutions in value), costs, penalties, deficiencies, fees, liabilities, expenses and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnified Party is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the

"Buyer Losses"), incurred by any Buyer Indemnified Party as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) without duplication of clause (a), any misrepresentation in or omission from any of the representations or warranties contained in the Transaction Documents, or any of the Schedules thereto, or any of the certificates or other documents furnished to the Buyer by the Company and contemplated by the Transaction Documents; (c) any nonfulfillment or breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; (c) any action, demand, proceeding, investigation or claim by any third party (including, without limitation, governmental agencies) against or affecting the Company and/or its Affiliates or Subsidiaries which, if successful, would give rise to or evidence the existence of or relate to a breach of (A) any of the representations or warranties of the Company described in clause (a) above at the time made or (B) covenants of the Company set forth in the Transaction Documents; (d) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; (e) any transaction financed or to be financed, in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (f) the status of the Buyer or such other holder of the Securities as an investor in the Company.

         (b) The Buyer shall defend, protect, indemnify and hold harmless the Company and its Subsidiaries (collectively, the "Company Indemnified Parties" and together with the Buyer Indemnified Parties, the "Indemnified Parties") from and against any and all actions, causes of action, suits, claims, losses (including, without limitation, diminutions in value), costs, penalties, deficiencies, fees, liabilities, expenses and damages, and expenses in connection therewith (irrespective of whether any such Company Indemnified Party is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Company Losses", and together with the Buyer Losses, the "Losses"), incurred by any Company Indemnified Party as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer in ARTICLE II hereof, or (b) any nonfulfillment or breach of any covenant, agreement or obligation of the Buyer contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,

         (c) Notwithstanding the foregoing, and subject to the following sentence, upon judicial determination, which is final and no longer appealable, that the act, omission or event giving rise to the indemnification hereinabove provided resulted primarily out of or was based primarily upon an Indemnified Party's gross negligence, fraud or willful misconduct (unless such action was based upon such Indemnified Party's reliance in good faith upon any of the representations, warranties, covenants or promises made by the other party herein) by such Indemnified Party, the party being required to indemnify the Indemnified Party (such indemnifying party, the "Indemnifying Party") shall not be responsible for any Indemnified Liabilities sought to be indemnified in connection therewith, and the Indemnifying Party shall be entitled to recover from the Indemnified Party all amounts previously paid in full or partial satisfaction of such indemnity, together with all costs and expenses of the Indemnifying Party reasonably incurred in effecting such recovery, if any.

         (d) All indemnification rights hereunder shall survive the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated herein and therein indefinitely, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Buyer and/or any of the other Indemnified Parties or the acceptance by the Buyer of any certificate or opinion.

         (e) If for any reason the indemnity provided for in this ARTICLE VIII is unavailable to any Indemnified Party or is insufficient to hold each such Indemnified Party harmless from all such Indemnified Liabilities arising with respect to the transactions contemplated by the Transaction Documents, then the Indemnifying Party and the Indemnified Party shall each contribute to the amount paid or payable by such Indemnified Liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and such Indemnified Party on the other but also the relative fault of the Indemnifying Party and the Indemnified Party as well as any relevant equitable considerations. In addition, the Indemnifying Party agrees to reimburse any Indemnified Party upon demand for all reasonable expenses (including legal counsel fees and costs) incurred by such Indemnified Party or any such other person in connection with investigating, preparing or defending any such action or claim. The indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this ARTICLE VIII shall be in addition to any liability that the Indemnifying Party may otherwise have. The parties further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Party is a formal party to any such lawsuits, claims or other proceedings.

         (f) Any  indemnification  of any  Indemnified  Party  pursuant  to this
ARTICLE VIII shall be effected by wire transfer of immediately available funds from the Indemnifying Party to an account designated by the Indemnified Party within fifteen (15) days after the determination thereof.

         (g) An Indemnifying Party shall be liable to the Indemnified Party for any Losses only if the Indemnified Party delivers to the Indemnifying Party written notice, setting forth in reasonable detail the identity, nature and amount of Losses related to such claim or claims no later than ninety (90) days after any such Loss has arisen, in which case the Indemnifying Party shall be obligated to indemnify the Indemnified Party. An Indemnified Party's failure to provide the detail required by the preceding sentence shall not constitute either a breach of this Agreement by the Indemnified Party or any basis for the Indemnifying Party to assert that the Indemnified Party did not comply with the terms of this ARTICLE VIII sufficient to cause the Indemnified Party to have waived its rights under this ARTICLE VIII, unless the Indemnifying Party demonstrates that its ability to defend against any claims with respect thereto has been Materially Adversely effected.

                                   Article IX

                          GOVERNING LAW; MISCELLANEOUS

             SECTION 9.1 GOVERNING LAW; JURISDICTION; JURY TRIAL.

         All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

SECTION 9.2       COUNTERPARTS.

         This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

SECTION 9.3       HEADINGS.

         The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

SECTION 9.4       SEVERABILITY.

         If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

SECTION 9.5       ENTIRE AGREEMENT; AMENDMENTS.

         This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

SECTION 9.6       NOTICES.

         Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon actual receipt, when delivered personally; (ii) upon actual receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                  ALTAIR INTERNATIONAL, INC.

                  Dr. William P. Long
                  1725 Sheridan Ave., Suite 140
                  Cody, Wyoming 82414

                  Edward Dickinson
                  230 South Rock Blvd., Suite 21
                  Reno, Nevada 89502

                  With copies to:

                  Stoel Rives, LLP
                  201 South Main Street , Suite 1100
                  Salt Lake City, Utah 84111
                  Attn: Brian G. Lloyd

                  Equity Transfer Services
                  120 Adelaide Street West, Suite 420
                  Toronto, Canada M5H 4C3
                  Attn: Peter Lindeman

                  If to the Buyer:

                  Doral 18, LLC
                  600 Central Avenue
                  Suite 214

                  Highland Park, Illinois 60035
                  Telephone:         (847)681-8600
                  Facsimile:         (847)681-1541
                  Attention:         David A. White

                  With a copy to:

                  John Muehlstien, Esq.
                  Pedersen & Houpt
                  161 N. Clark St.  Suite 3100
                  Chicago, IL 60601
                  (p) (312) 261-2200
                  (f)  (312) 261-6895


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

SECTION 9.7       SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer (if Buyer has not assigned all of its rights hereunder) and Buyer's permitted assigns, if any, including by merger, consolidation or reorganization, except pursuant to a Special Event, merger, consolidation or reorganization (as defined in SECTION 2(b)(ii) of the Note) with respect to which the Company has satisfied its obligations under SECTION 2 of the Note. Buyer may assign all or any part of its rights hereunder to any affiliate of Buyer or to any lender used by Buyer to finance the transactions contemplated hereby, without the consent of the Company; provided, however, that any such assignment shall not release the Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption. Notwithstanding anything to the contrary contained in the Transaction Documents, Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account or to any lender used by Buyer to finance the transactions contemplated hereby.

SECTION 9.8       NO THIRD PARTY BENEFICIARIES.

         This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

SECTION 9.9       SURVIVAL.

         Unless  this   Agreement  is  terminated   under   SECTION  9.12,   the
representations and warranties of the Company and the Buyer contained in Articles 2 and 3, the agreements and covenants set forth in Article 9, and the indemnification provisions set forth in Article 8 shall survive the Closing for the period that the Note remains outstanding, and, except for the agreements and covenants of the Company which by their terms expire at such time as no amounts are due and owing under the Note, the agreements and covenants set forth in Articles 4 and 5 shall survive the Closing until the later of the date that (i) Buyer does not hold any Securities or (ii) at such time as such agreements or covenants are no longer enforceable under applicable statutes of limitations.

SECTION 9.10      PUBLICITY.

         Each of the parties hereto shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the parties shall each be entitled, without the prior approval of the other, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although such party shall consult the other in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

SECTION 9.11      FURTHER ASSURANCES.

         Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 9.12      TERMINATION.

         In the event that the Closing  shall not have occurred on or before ten
(10) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Articles 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this SECTION 9.12, the Company shall remain obligated to reimburse the nonbreaching Buyer for the expenses described in
SECTION 4.9 above.

SECTION 9.13      KNOWLEDGE.

         As used herein "knowledge" shall mean, with respect to a person, information that is possessed, or should have been possessed after due inquiry, by such person.

SECTION 9.14      NO STRICT CONSTRUCTION.

         The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

SECTION 9.15      REMEDIES.

         The Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and the Note and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

SECTION 9.16      PAYMENT SET ASIDE.

         To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to the Note or Warrant or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                                   * * * * * *

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed and delivered as of the date first written above.

                             COMPANY:

                             ALTAIR INTERNATIONAL, INC., an Ontario corporation



                             By:  _____________________________________________
                                  [Name]
                                     [Title]

                             BUYER:

                             DORAL 18, LLC



                             By:  _____________________________________________

                                  an authorized signatory

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT D

                            FORM OF LETTER OF CREDIT

                                    EXHIBIT E

                 FORM OF ANDERSON SECURITIES PURCHASE AGREEMENT

                                    EXHIBIT F

                          FORM OF OFFICER'S CERTIFICATE

                                    EXHIBIT G

                         FORM OF COMPANY COUNSEL OPINION

                                    EXHIBIT H

                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS